UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2005

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                    001-28911                91-1869677
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

       1660 Union Street, Suite 200
           San Diego, California                                  92101
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (619) 398-8470


                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory note:

This Amendment No. 1 on Form 8-K/A is filed to amend the disclosures in the Form 8-K filed by National Healthcare Technology, Inc. (the "Company" or "NHT") on July 25, 2005 (the "Initial Filing") to: (i) reflect in Item 2.01 that all outstanding shares of Special Stone Surfaces, Es3 Inc., a Nevada corporation ("Es3") have now been exchanged, and (ii) to include the financial statements for the Company required by in Item 9.01. The other information disclosed in the Initial Filing remains unchanged and is not amended hereby.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 19, 2005 (the "Closing") the Company consummated the transactions contemplated by that certain Exchange Agreement ("Exchange Agreement") dated as of June 30, 2005, by and among the Company, Crown Partners, Inc., a Nevada corporation and the largest stockholder of the Company prior to the Closing ("Crown Partners"), Special Stone Surfaces, Es3 Inc., a Nevada corporation ("Es3"), and certain stockholders of Es3 (the "Es3 Stockholders").

Pursuant to the terms of the Exchange Agreement, the Company has acquired 18,108,750 shares of the outstanding capital stock of Es3 in exchange for the Company's issuance to the Es3 Stockholders of 18,108,750 shares of the Company's common stock. In connection with the Exchange Agreement the Company also issued 905,438 shares to Crown Partners and 400,000 shares to two individuals that provided consulting and advisory services to the Company (the "Consultants").

Following the Closing, the Company had a total of 19,492,759 shares of common stock issued and outstanding. The Es3 Stockholders owned approximately 92.9% of the issued and outstanding shares of the Company's common stock, the stockholders of the Company immediately prior to Closing, including Crown Partners owned approximately 5.0% of the shares of the Company's issued and outstanding common stock, and the Consultants owned approximately 2.1% of the issued and outstanding common stock.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company received an "E" designation on its trading symbol on the OTC Bulletin Board commencing on January 5, 2006. This designation indicates that the Company does not meet current listing standards, and its continued inability to meet those standards would result in the Company losing its eligibility to trade on the OTC Bulletin Board after 30 days. The Company has not received a formal notice from OTC Bulletin Board of the basis for its receiving the "E" but believes that it is related to the Company's failure to timely file periodic reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended.

In connection with the Exchange Agreement, the Company was required under Item
9.01 of the Form 8-K to file financial statements for Es3 as an acquired entity. In connection the review of Es3's financial statements, the Company's independent auditors determined that Aronite Industries, Inc., a Nevada corporation, is a predecessor entity of Es3. Aronite Industries, Inc. operated from June 2002 to January 2005. Aronite did not have audited financial statements for the years ended December 31, 2003 and December 31, 2004. The Company has now secured the financial statements for Es3, including the audited financial statements for Aronite Industries, Inc., which are filed as an exhibit to this 8-K.

Prior to the transactions contemplated by the Exchange Agreement, the Company's fiscal year ended September 30, and the Company would have been required to file an Annual Report on Form 10-KSB on or before December 30, 2005. In connection with the Exchange, the Company has adjusted its fiscal year end to December 31, to be consistent with Es3's fiscal year end. Accordingly, the Company should have filed a 10-QSB on or before November 14, 2005 for the period ended September 30, 2005. The 10-QSB will include financial information relating to Aronite Industries, Inc. operations. The Company is completing the preparation of those financial statements now, and expects to file the 10-QSB for the period ended September 30, 2005 prior to January 31, 2006. With that filing, the Company will become current in its filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

It was impracticable for the Company to provide the required financial statements for Special Stone Surfaces, Es3 Inc., a Nevada corporation ("Es3") called for by Item 9.01(a) at the time of the Initial Filing. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the audited financial statements of Aronite Industries Inc. (predecessor entity to Es3), as of December 31, 2004 and for the years ended December 31, 2004 and 2003 are attached as Exhibit 99.1 to this Form 8-K/A. Further, the unaudited financial statements of Es3 for the six-month periods ended June 30, 2005 and 2004 are attached as Exhibit 99.2 to this Form 8-K/A.

(b) Pro-Forma Financial Information.

The pro-forma financial information with respect to the Company's acquisition of Es3 called for by Item 9.01(b) is attached as Exhibit 99.3 to this Form 8-K/A.


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(c) Exhibits:

99.1 Audited Financial Statements of Aronite Industries Inc. (predecessor entity to Special Stone Surfaces, Es3 Inc.) as of December 31, 2004 and for the years ended December 31, 2004 and 2003.

99.2 Unaudited Condensed Financial Statements of Special Stone Surfaces, Es3 Inc. as of June 30, 2005 and for the three and six-month periods ended June 30, 2005 (Es3) and 2004 (Aronite-Predecessor).

99.3 National Healthcare Technology, Inc. and Special Stone Surfaces, Es3 Inc. unaudited pro-forma Condensed Combined Balance Sheet as of June 30, 2005, and Statement of Operations for the six-month period ended June 30, 2005
      (Es3) and for the year ended December 31, 2004 (Aronite-Predecessor).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          National Healthcare Technology, Inc.

January 23, 2006                          By: /s/ Brian Harcourt
                                              ----------------------------------
                                              Name: Brian Harcourt
                                              Title: Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                        Description
------------   -----------------------------------------------------------------

99.1           Audited Financial Statements of Aronite Industries Inc.
               (predecessor entity to Special Stone Surfaces, Es3 Inc.) as of December 31, 2004 and for the years ended December 31, 2004 and 2003.

99.2 Unaudited Condensed Financial Statements of Special Stone Surfaces, Es3 Inc. as of June 30, 2005 and for the three and six-month periods ended June 30, 2005 (Es3) and 2004 (Aronite-Predecessor).

99.3 National Healthcare Technology, Inc. and Special Stone Surfaces, Es3 Inc. unaudited pro-forma Condensed Combined Balance Sheet as of June 30, 2005, and Statement of Operations for the six-month period ended June 30, 2005 (Es3) and for the year ended December 31, 2004 (Aronite-Predecessor).


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